Exhibit 99.1

Bridger Aerospace Enters into Definitive Purchase Agreement with Bighorn Airways

BELGRADE, MT, July 24, 2023 – Bridger Aerospace Group Holdings, Inc. (“Bridger” or “Bridger Aerospace”), (NASDAQ: BAER), one of the nation’s largest aerial firefighting companies, today announced that it has entered into a definitive purchase agreement with Bighorn Airways, Inc. (“Bighorn”), a specialty aviation company based in Sheridan, WY. Bridger will acquire Bighorn’s fleet of 12 aircraft used for wildfire smoke jumping as well as special mission transport and delivery for government customers. The transaction, valued at $39 million, is expected to close by the end of September 2023 and is subject to normal and customary closing conditions. The acquisition will be financed through a combination of cash and stock, with the majority of consideration paid to the sellers in the form of stock.

“The addition of Bighorn’s assets to the Bridger Aerospace family expands our aerial firefighting services to new mission critical areas,” commented Tim Sheehy, Bridger Aerospace’s Chief Executive Officer. “Bighorn provides year-round logistics for the Department of Defense (DoD) which broadens Bridger’s annual recurring revenue profile. From providing aircraft and flight crews in support of the U.S. government’s smoke jumper program, to flying missions in the North Pole region of Alaska, Bighorn adds unique skills, equipment and personnel to what is now the largest specialty wildfire aviation fleet in the country. We are honored to welcome Bighorn to the Bridger family.”

Bighorn’s fleet of 12 aircraft includes three Bombardier Dash 8 featuring a 7500 lbs. payload capacity, a range of 1200 miles and the capability of low-level flights for para cargo operations. Bighorn also operates four Casa 212-200 and five Dornier 228-100 twin turboprop aircraft capable of short takeoff and landing. Bighorn is one of only a few air carriers that are approved by the DoD Commercial Airlift Review Board (CARB), holds a DoD Facility Security Clearance and is a U.S. Special Operations Command (SOCOM) certified air carrier. Bighorn also owns and operates the Sheridan, WY Fixed Base Operation (FBO).

Financial Highlights

For the year ending 2023, Bighorn is expected to generate pro forma revenue of $22 million, and adjusted pro forma EBITDA of $5 million. While the transaction is expected to be accretive to earnings after excluding transaction expenses and before anticipated synergies, the Company is not updating its guidance at this time. Bridger will provide further information on the outlook for the Company and the addition of Bighorn during its next quarterly earnings call.

About Bighorn Airways

Bighorn Airways, Inc. is headquartered in Sheridan, Wyoming at the base of the Bighorn Mountains. Bighorn provides a variety of aviation services, including on-demand specialty aircraft charter and government contracting, and full Fixed Base Operator (FBO) services.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger Aerospace is committed to utilizing its team, aircraft and technology to save lives, property and habitats threatened by wildfires. Bridger Aerospace provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) anticipated expansion of Bridger’s operations and increased deployment of Bridger’s aircraft fleet; (2) Bridger’s business plans and growth plans, including anticipated revenue, Adjusted EBITDA and Adjusted EBITDA margin for 2023; (3) increases in the aerial firefighting market; and (4) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; Bridger’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the consummation of the business combination; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the impact of the coronavirus pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s prospectus dated February 13, 2023 on file with the U.S. Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts

Alison Ziegler

Darrow Associates

201-220-2678

aziegler@darrowir.com

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